                                                                 Exhibit (A)(3)
                         NOTICE OF GUARANTEED DELIVERY

                     For Tender of Shares of Common Stock
                                      of

                           JWGenesis Financial Corp.
                                  Pursuant to
                               Offer to Purchase
                            Dated January 10, 2000

                   (Not to be Used for Signature Guarantees)

   As set forth in Section 3 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $.001 per share (the "Shares"), of JWGenesis Financial Corp. (the "Company") are not immediately available, or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Such form may be delivered by hand or transmitted by telegram, facsimile transmission, or mail, to the Depositary, and must include a guarantee by an Eligible Institution (as defined in Section 3 of the Offer to Purchase). See Section 3 of the Offer to Purchase.

                       The Depositary for the Offer is:

                      AMERICAN STOCK TRANSFER & TRUST CO.

        By Mail:               By Hand Delivery:       By Overnight Delivery:
     40 Wall Street             40 Wall Street             40 Wall Street
New York, New York 10005    New York, New York 10005   New York, New York 10005
  Attn: Herbert Lemmer       Attn: Herbert Lemmer       Attn: Herbert Lemmer

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

   The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated January 10, 2000 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.


Number of Shares _____________________   Name(s) of Record Holder(s):


                                         --------------------------------------
Certificate Nos. (If Available):

                                         --------------------------------------

                                         (Please Print)
--------------------------------------


                                         --------------------------------------
--------------------------------------   Address(es)


Check one box if Shares will be          --------------------------------------
tendered                                                               Zip Code
by book-entry transfer:


                                         --------------------------------------
[ ] The Depository Trust Company


                                         --------------------------------------
[ ] Philadelphia Depository Trust Company                              Zip Code


Method of Tender (either Specific Number method or Formulaic Number of Shares method, each as described in the Offer to Purchase and the Letter of Transmittal):
                                         --------------------------------------
                                         Area Code and Tel. No.:


                                         Signature(s):
--------------------------------------

                                         --------------------------------------


                                         --------------------------------------
Account Number: ______________________

Dated: _________________________, 2000

                    THE GUARANTEE BELOW MUST BE COMPLETED.

                                   GUARANTEE
                   (Not to be used for signature guarantee)

   The undersigned, a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) of a transfer of such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees, and any other documents required by the Letter of Transmittal, within three American Stock Exchange trading days after the date hereof.


     ---------------------------------------------------------------
     (Name of Firm)

     ---------------------------------------------------------------
     (Authorized Signature)

     (Name) ________________________________________________________
     (Please Print)

     (Title) _______________________________________________________

     (Address) _____________________________________________________

     ---------------------------------------------------------------

     ---------------------------------------------------------------
                                                          (Zip Code)

     ---------------------------------------------------------------
                        (Area Code and Tel. No.)

Dated: _________________________ , 2000


NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.